INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)

OF THE SECURITIES EXCHANGE ACT OF 1934

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LOOP INDUSTRIES, INC.
(Name of Registrant As Specified In Its Charter)

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LOOP INDUSTRIES, INC.

480 Fernand Poitras

Terrebonne, Quebec, Canada J6Y 1Y4

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF AN INFORMATION STATEMENT

FOR STOCKHOLDER ACTIONS TAKEN ON JUNE 30, 2017

August 1, 2017

To the stockholders of Loop Industries, Inc.:

We are providing you, as a stockholder of record on June 29, 2017, notice that our board of directors and the holders of a majority of the voting power of our capital stock have approved and taken the following corporate actions:

(1)	(a) Setting the size of our board of directors to be five (5) directors; (b) Appointing Leslie A. Murphy as a director on our board of directors to serve until her successor is duly appointed and qualified, unless she resigns, is removed or is otherwise disqualified from serving on our board of directors; and (c) Appointing, ratifying and confirming all current directors on our board of directors: Daniel Solomita, Donald Danks, Brian Young, Jay Stubina and Leslie A. Murphy; and

(2)	Approving our 2017 Equity Incentive Plan.

The actions above have received sufficient approval pursuant to the Nevada Revised Statutes and our Articles of Incorporation, and they are not presently being submitted to you or other stockholders for a vote.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS NOTICE AND THE REFERENCED INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. We anticipate that the actions described above will be effective as soon as practicable, but not earlier than at least 20 days from the date of this notice. An information statement is available on our website at http://www.loopindustries.com/en/investors/home. A paper or email copy of the information statement is available, free of charge, by contacting us by telephone at (450) 951-8555, by electronic mail at info@loopindustries.com, or by mail at 480 Fernand Poitras Street, Terrebonne, Quebec, Canada J6Y 1Y4.

This notice and the referenced information statement are being furnished only to inform our stockholders of the actions in accordance with the Nevada Revised Statutes, our bylaws and Rule 14c-2 of the Securities Exchange Act of 1934, as amended.

You are urged to read the information statement in its entirety for a more detailed description of the corporate actions taken.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

By Order of the Board of Directors of

LOOP INDUSTRIES, INC.

By:	/s/ Daniel Solomita
Daniel Solomita

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THIS INFORMATION STATEMENT IS BEING FURNISHED TO

YOU BY THE BOARD OF DIRECTORS OF LOOP INDUSTRIES, INC.

_______________

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

_______________

LOOP INDUSTRIES, INC.

480 Fernand Poitras

Terrebonne, Quebec, Canada J6Y 1Y4

_______________

INFORMATION STATEMENT

August 1, 2017

GENERAL INFORMATION

The board of directors (the “Board”) of Loop Industries, Inc., a Nevada corporation (the “Company”), is furnishing this information statement (the “Information Statement”) to the holders of the Company’s common stock, $0.0001 par value per share (“Common Stock”) as of June 29, 2017 (such date, the “Record Date” and such holders, the “Record Stockholders”). This Information Statement contains material information regarding corporate actions (the “Actions”) that have been approved by the Board and the holders of a majority of the voting power of the Company’s capital stock. The Actions are described in detail in “Actions Approved by Consenting Stockholders” below.

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company’s capital stock.

Householding

The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: Loop Industries, Inc., 480 Fernand Poitras Street, Terrebonne, Quebec, Canada J6Y 1Y4, Attn: Daniel Solomita, President and Chief Executive Officer. Mr. Solomita may be also be reached by telephone at (450) 951-8555.

Voting Securities

On the Record Date, the Company had 32,641,173 shares of Common Stock and one (1) share of Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), issued and outstanding. Each share of Common Stock entitles the holder to one vote on each matter submitted to the stockholders. Each share of Series A Preferred Stock entitles the holder to such number of votes that is calculated pursuant to our Certificate of Designation filed with the Nevada Secretary of State. As of the Record Date, one share of Series A Preferred Stock entitled the holder to 42,019,321 votes.

We are not currently seeking consent from any stockholders, and no other stockholders will be given an opportunity to vote on the actions discussed in this Information Statement. All necessary corporate approvals have been obtained for the Actions. This Information Statement is furnished solely for the purpose of giving notice to stockholders of the Actions.

AUTHORIZATION BY THE CONSENTING STOCKHOLDERS

Under the Nevada Revised Statutes and the Company’s bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power of the corporation.

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On June 30, 2017, (i) Daniel Solomita, being the record holder of one (1) share of Series A Preferred Stock, constituting approximately 56.28% of the voting power of our capital stock; and (ii) 1003652 Canada Inc. (of which Mr. Solomita is the sole shareholder), being the record holder of 18,600,000 shares of our common stock, constituting approximately 24.91% of the voting power of our capital stock (Mr. Solomita and 1003652 Canada Inc. are collectively, the “Consenting Stockholders”) adopted resolutions approving resolutions: (1) (a) setting the number of directors on the Board to be fixed at five (5) directors, (b) appointing Leslie A. Murphy to the Board to serve until her successor is duly appointed and qualified, unless she resigns, is removed or is otherwise disqualified from serving on the Board and (c) appointing, ratifying and confirming all current directors on the Board: Daniel Solomita, Donald Danks, Brian Young, Jay Stubina and Leslie A. Murphy; and (2) the Company’s 2017 Equity Incentive Plan (collectively, the “Actions”).

The sole beneficial owner of the Consenting Stockholders and his beneficial holdings are as follows:

Name of Beneficial Owner	Shares of Common Stock	Percent of Common Stock	Shares of Series A Preferred Stock	Percent of Preferred Stock	Voting Shares	Percent of Voting Shares
Daniel Solomita(1)	18,600,000	56.98%	1	100%	60,619,321	81.19%

(1)	The shares of Common Stock are held indirectly through 1003652 Canada Inc., of which Daniel Solomita is the sole shareholder. The share of Series A Preferred Stock is held directly by Daniel Solomita. Pursuant to the terms of the Company’s Certificate of Designation, for so long as Daniel Solomita beneficially owns not less than 7.5% of the issued and outstanding shares of Common Stock, the share of Series A Preferred Stock will have a majority of the voting power that is calculated pursuant to the Certificate of Designation. On June 30, 2017, the share of Series A Preferred Stock was entitled to 42,019,321 votes.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Other than as a result of incumbency or their direct or indirect interest as a stockholder of the Company, to our knowledge, none of our officers or directors has any substantial interest, direct or indirect, in any of the Actions. None of our directors opposed the Actions.

DISSENTER’S RIGHTS

Under Nevada law, holders of our capital stock are not entitled to dissenter’s rights of appraisal with respect to the Actions.

ACTIONS APPROVED BY CONSENTING STOCKHOLDERS

This Information Statement contains a brief summary of the material aspects of the Actions approved by the Consenting Stockholders.

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ACTION 1:

FIXING THE NUMBER OF DIRECTORS OF THE BOARD AT FIVE,

ELECTION OF NEW DIRECTOR LESLIE A. MURPHY, AND

APPOINTMENT, RATIFICATION AND CONFIRMATION OF ALL MEMBERS OF THE BOARD

Background

The Company’s bylaws state that the number of directors on the Board may be fixed from time to time by a majority vote of the stockholders, in an amount not less than one (1) and not more than nine (9) directors. On June 30, 2017, the holders of the majority of the voting power of the Company’s capital stock approved by written consent a resolution setting the size of the Board to five (5) directors. Prior to June 30, 2017, the Board consisted of four directors: Daniel Solomita, Donald Danks, Jay Stubina and Brian Young.

On June 30, 2017, the holders of the majority of the voting power of the Company’s capital stock approved by written consent a resolution electing Ms. Leslie A. Murphy to the Board as a director.

On June 30, 2017, the holders of the majority of the voting power of the Company’s capital stock approved, by written consent in lieu of the Company’s fiscal year 2018 annual meeting of stockholders, a resolution appointing, ratifying and confirming the following directors of the Board: Daniel Solomita, Donald Danks, Jay Stubina, Brian Young and Leslie A. Murphy.

Each director on the Board, except for Mr. Young, will serve until their successors are duly appointed and qualified, unless they resign, are removed or are otherwise disqualified from serving on the Board. Mr. Brian Young’s term as a director expires on May 23, 2018.

The directors and executive officers of the Company and their respective ages as of June 30, 2017 are:

Name	Age	Position(s)
Daniel Solomita	41	President, Chief Executive Officer, Secretary, Treasurer, and Chairman of the Board
D. Jennifer Rhee	51	Chief Financial Officer
Donald Danks	60	Director
Brian Young	50	Director
Jay Stubina	55	Director
Leslie A. Murphy	65	Director

Daniel Solomita has served as our President and Chief Executive Officer, Secretary, and Treasurer and director and Chairman of the Board since 2015. Mr. Solomita has been involved in the plastic recycling business since 2009, focusing on developing landfill remediation projects across North America, working with companies such as Invista, Du Pont, and Ascend Performance Materials. From 2010 to 2014, Mr. Solomita served as President of Dragon Polymers. Since 2012, Mr. Solomita has owned and operated, a plastics trading business, 8198381 Canada Inc., which does business as “SMH Recycling”, working with companies from Vietnam, Hong Kong, Germany and China. From 2014 to March 2017, Mr. Solomita served as the president, secretary, treasurer and sole director of Loop Holdings, Inc. until it merged with and into the Company. Mr. Solomita holds a business administration degree from Dawson College in Quebec, Canada and a degree in Microsoft System Engineering and Veritas Backup Architecture from Concordia University. The Board has determined that Mr. Solomita’s knowledge of and experience at Loop Holdings makes him a qualified member of the Board.

D. Jennifer Rhee

D. Jennifer Rhee has served as Chief Financial Officer of the Company since April 2017. From 2003 to April 2017, Ms. Rhee has worked at Richter LLP, a financial advisory services firm, where she served as a partner since 2007. Ms. Rhee assumed leadership roles at Richter, including serving as a member of the board of directors of Richter. Ms. Rhee holds a bachelor of commerce degree from McGill University and is a chartered professional accountant in Canada.

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Donald Danks has served as a member of our Board since 2015. Mr. Danks has been a managing member of Touchstone LLC, an investment firm, since 2010. From 1986 to 1994, Mr. Danks was the founder of and held various management positions (including chairman and chief executive officer) in Advantage Life Products, a NASDAQ SmallCap company. From 1995 to 1997, Mr. Danks was the co-founder and president of Prosoft Training, Inc., a NASDAQ-listed company involved in internet technology training, education and certification. From 2001 to 2008, Mr. Danks was co-founder and chief executive officer of iMergent, Inc., an ecommerce software company listed on the AMEX. Since 2014, Mr. Danks has been a director of Trilogy PetroSource Inc. and Fanattac Inc. Mr. Danks holds a bachelor of science degree in kinesiology from the University of California, Los Angeles. The Board has determined that Mr. Danks’ knowledge of and experience in creating, developing, funding, managing and growing startup and early stage companies makes him a qualified member of the Board.

Brian Young has served as a member of our Board since 2016. Mr. Young currently serves as Vice President of Reboxcorp, a leading reused corrugated boxes company, where he has been employed since 1991. At Reboxcorp, Mr. Young has been involved in the conception and execution of numerous mergers, acquisitions, and financings. Mr. Young holds a bachelor of commerce degree from Concordia University, of Montreal, Canada. The Board has determined Mr. Young’s knowledge of and experience in the reused corrugated boxes business and his experience in mergers, acquisitions, and financings makes him a qualified member of the Board.

Jay Stubina has served as a member of our Board since 2016 and serves as our sole member of the Audit Committee. In 1998, Mr. Stubina co-founded Continent8 Technologies, where he is currently responsible for company operations and sales. Continent8 Technologies operates data centers in Europe, North America and Asia. Mr. Stubina holds a bachelor of commerce degree, with a major in accountancy, from Concordia University. Mr. Stubina obtained a chartered accountant certificate from McGill University, and is a chartered professional accountant in Canada. The Board has determined Mr. Stubina’s knowledge of and experience in finance, technology implementation in businesses and data management makes him a qualified member of the Board.

Leslie A. Murphy is president and chief executive officer of Murphy Consulting, Inc., a consulting firm providing services to businesses, professional firms and not-for-profit entities in the areas of corporate governance, enterprise risk management, culture enhancement and staff retention. Ms. Murphy currently serves on the board of directors of Kelly Services, Inc. since 2008, the board of directors of VSP Global since 2010 and the board of directors of Detroit Legal New Corporation since 2012. From 1973 to 2007, Ms. Murphy held various leadership positions with Plante & Moran, a top 20 accounting firm with revenues exceeding $300 million. Ms. Murphy serves as a member of the American Institute of Certified Public Accountants (AICPA) Governing Council and the National Association of Corporate Directors’ (NACD) Advisory Council on Risk Oversight. Ms. Murphy holds a bachelor of science degree in business administration and accounting from the University of Michigan and honorary doctorates from Walsh College and Cleary University. The Board has determined that Ms. Murphy’s affiliations with various not-for-profit, foundation, professional and civic entities and over 40 years of relevant accounting and business experience makes her a qualified member of the Board.

Director Qualifications

We believe that our directors should have the highest professional and personal ethics and values, consistent with our values and standards. They should have broad experience at the policy-making level in business or banking. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. Each director must represent the interests of all stockholders. When considering potential director candidates, the Board also considers the candidate’s character, judgment, diversity, age and skills, including financial literacy and experience in the context of our needs and the needs of the Board.

Significant Employees and Consultants

As of February 28, 2017, Daniel Solomita and Cesar Contla were the Company’s sole significant employees. The Company has no significant independent contractors or consultants.

Director Compensation

The Company did not compensate its directors during the fiscal year ended February 28, 2017. The Company plans to grant restricted stock units with a value of $150,000 to Ms. Murphy in connection with her election to the Board and appointment to the Audit Committee.

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Board Meetings and Attendance

In the fiscal year ended February 28, 2017, the Board held one meeting, which was attended by Daniel Solomita, Brian Young, Donald Danks and Jay Stubina, constituting all of the then-appointed directors.

Director Independence

The Board has determined that Leslie A. Murphy, Donald Danks and Jay Stubina are independent directors pursuant to Rule 5606 of the NASDAQ Stock Market.

Board Committees

The Board’s audit committee consists of solely independent directors Jay Stubina, Donald Danks and Leslie Murphy, with Ms. Murphy serving as chairman. The Board believes that each of our audit committee members meet the requirements for financial literacy, and Ms. Murphy is an audit committee financial expert within the meaning of regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC”).

On June 14, 2017, the Board revised its audit committee’s charter. The revised charter expanded the primary function of the audit committee to include providing assistance to the Board in its general oversight of accounting and financial reporting processes, audits of financial statements, and internal control and audit functions. The revised audit committee charter can be found online at http://www.loopindustries.com/assets/docs/Audit_Committee_Charter.pdf. The information contained on, or that can be accessed through, our website is not a part of this Information Statement.

The Board does not have a compensation or nominating committee.

Board Leadership Structure

Mr. Solomita serves as our President and Chief Executive Officer and as the Chairman of the Board. Ms. Murphy is the Company’s lead independent directors.

Transactions with Related Persons

Except as described below, during the fiscal year ended February 28, 2017, there have been no transactions, whether directly or indirectly, between the Company and any of the Company’s officers, directors and beneficial owners of more than 5% of the Company’s outstanding capital stock, or their respective family members, that exceeded the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years.

Essaddam Assignment

Certain depolymerization technology underlying the Company’s business was sold to the Company pursuant to that certain Intellectual Property Assignment Agreement, by and among the Company, Hatem Essaddam and Daniel Solomita, dated October 27, 2014, as amended and supplemented on April 1, 2015. Pursuant to the Intellectual Property Assignment Agreement, the Company agreed to pay an aggregate consideration of up to C$1.3 million, of which C$0.5 million has been paid.

Subscription Agreement

On May 22, 2015, the Company entered into a subscription agreement with 9121820 Canada Inc., a corporation duly formed and existing under the laws of Canada and controlled by Brian Young, a member of the Board, whereby 9121820 Canada Inc. offered to purchase a warrant to purchase 200,000 shares of Common Stock at an exercise price of $0.80 per share and having a term of two years from the date of issuance. Pursuant to the subscription agreement, the Company agreed to issue to 9121820 Canada Inc. additional warrants to purchase 80,000 shares of Common Stock on the same terms in exchange for each introduction made by 9121820 Canada Inc. to the Company that leads to a sale or purchase of at least 30,000 metric tons of PTA, MEG or PET resin or waste PET scrap, as the case may be. In addition, the subscription agreement provides for certain registration rights for the shares of common stock underlying the warrants issued thereunder. As of May 11, 2017, no such additional warrants have been issued.

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Master Services Agreement

On September 1, 2015, Loop Holdings entered into a Master Services Agreement with 8198381 Canada Inc., a corporation duly formed and existing under the laws of Canada and beneficially owned and controlled by Mr. Solomita, to perform on a cost-plus basis certain research and development services, including but not limited to designing and engineering production facilities, equipment testing, completing a cost reduction assessment of chemical processes, and testing product purity. The term of the agreement is five years.

Purchase and Sale Agreement

On December 31, 2016, 8198381 Canada entered into a purchase and sale agreement to transfer to Loop Canada Inc., a corporation duly formed and existing under the laws of Canada (f/k/a 9449507 Canada Inc.), all assets and liabilities pertaining to the Company’s business of depolymerizing plastics for the assumption of $2.5 million in liabilities, including employees and operations and the aforementioned Master Services Agreement. Loop Canada was a wholly-owned subsidiary of Loop Industries since November 11, 2016 and, following the March 9, 2017 merger of Loop Holdings with and into the Company, has become the Company’s sole subsidiary.

Advances from the President and CEO

Mr. Solomita previously made advances to the Company. The advances were unsecured, non-interest bearing with no formal terms of repayment. As of February 28, 2017, the aggregate amount due to Mr. Solomita or companies controlled by him was $391,695. During the period ended May 31, 2017, the Company repaid to Mr. Solomita or companies controlled by him, as applicable, an aggregate amount of $278,472 and reclassified from value added taxes and other receivables an aggregate amount of $113,223.

Employment Agreement and Accrued Compensation due to the President and CEO

The Company entered into an employment agreement with Mr. Solomita for an indefinite term. Mr. Solomita receives a monthly salary of $15,000. Compensation expense under this agreement amounted to $45,000 during the three months ended May 31, 2017 and May 31, 2016. As of May 31 and February 28, 2017, accrued compensation of $35,156 and $360,000, respectively, was due to Mr. Solomita. The total accrued compensation of $360,000 was paid to Mr. Solomita on May 5, 2017.

On April 10, 2017, the Company qualified and began trading on the OTCQX. As of May 31, 2017, 1 million shares of Common Stock, with a fair value of $5.5 million, owned by Mr. Solomita had previously vested. Mr. Solomita owns an additional 3 million shares which are unvested.

On February 15, 2016, the Company amended its employment agreement with Mr. Solomita. Pursuant to the amendment, the Company issued one share of Series A Preferred Stock to Mr. Solomita in exchange for agreeing not to terminate his employment with the Company for at least five years following the date of the amendment.

Indemnification Agreements

Each of the Company’s officers and directors have entered into an indemnification agreement, pursuant to which the Company has agreed to indemnify each such person for claims against each of them that may arise in connection with the performance of their respective duties as an officer or director.

Ethics and Code of Conduct

On January 25, 2017, the Board approved and adopted a code of ethics that applies to all of the Company’s directors, officers, and employees. The code of ethics addresses conflicts of interest, legal compliance, disclosure, competition and fair dealing, corporate opportunities, confidentiality, insider trading, proper use of assets, fair treatment and internal reporting of suspected illegal or unethical behavior. The code of ethics is available at http://www.loopindustries.com/assets/docs/Code_of_Ethics.pdf. The information contained on, or that can be accessed through, our website is not a part of this Information Statement.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between the members of our Board and between the board of directors and compensation committee of any other company, nor has any interlocking relationship existed in the past.

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Stockholder Communications with the Board of Directors

The Company has not implemented a formal policy or procedure by which the Company’s stockholders can communicate directly with members of the Board. Nevertheless, every effort has been made to ensure that the views of the Company’s stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided in a timely manner. The Board will continue to monitor whether it is necessary to adopt a formal stockholder communication policy.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires that our directors and executive officers and persons who beneficially own more than 10% of any class of our capital stock file with the SEC various reports as to their ownership of and activities relating to our capital stock. Based solely upon our review of certain reports files with the SEC with respect to Section 16(a) of the Exchange Act, the reports that were required to be filed with respect to transactions in our capital stock during the fiscal year ended February 27, 2017 were timely, except each of Ms. Rhee’s and Messrs. Stubina’s, Young’s and Danks’ failure to timely file Form 3 and Mr. Solomita’s failure to timely file Forms 4 reflecting share issuances in 2016. Ms. Rhee filed a Form 3 on April 20, 2017 and Messrs. Stubina, Young and Danks filed corrective Forms 3 on June 26, 2017.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of May 11, 2017 with respect to the holdings of: (1) each person known to us to be the beneficial owner of more than 5% of any class of the Company’s voting stock; (2) each named executive officer, (2) each current director; and (3) all directors and executive officers as a group. To the best of our knowledge, each of the persons named in the table below as beneficially owning the shares set forth therein has sole voting power and sole investment power with respect to such shares, unless otherwise indicated. Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, at the address of 480 Fernand Poitras, Terrebonne, Quebec, Canada J6Y 1Y4.

In computing the number and percentage of shares beneficially owned by each person, we include any shares of Common Stock that could be acquired within 60 days of May 11, 2017 by the conversion or exercise of shares of Series A Preferred Stock or warrants. These shares, however, are not counted in computing the percentage ownership of any other person. As of May 11, 2017, there were 32,595,173 shares of Common Stock outstanding.

Name of Beneficial Owner	Shares of Common Stock	Percent of Common Stock	Shares of Series A Preferred Stock	Percent of Preferred Stock	Voting Shares	Percent of Voting Shares
Daniel Solomita (1)	18,600,000	57.06%	1	100%	60,533,893	84.97%
Donald Danks (2)	1,404,000	4.31%	-	-	1,404,000	1.51%
Brian Young (3)	206,600	*	-	-	206,600	*
Jay Stubina (4)	75,000	*	-	-	75,000	*
Cesar Contla (5)	12,500	*	-	-	12,500	*
All Directors and Executive Officers as a Group (6 persons) (6)	20,348,100	62.31%	1	100%	80,881,993	86.79%

____________

*	Represents beneficial ownership of less than one percent of the outstanding shares of our common stock.
(1)

For so long as Daniel Solomita beneficially owns not less than 7.5% of the issued and outstanding shares of our common stock, the share of Series A Preferred Stock shall have a majority of the voting power that is calculated pursuant to the Certificate of Designation, which is equal to 41,933,893 voting shares as of May 11, 2017.

(2)

Comprises of (i) 854,000 held by the Danks Family Trust, (ii) 500,000 shares held by The Entrust Group FBO Donald Linn Danks IRA 7230012473, (iii) 25,000 shares held by Aaron Danks and (iv) 25,000 shares held by Andrew Danks.

(3)	Includes 200,000 shares held by 912820 Canada Inc., a corporation duly formed and existing under the laws of Canada and controlled by Brian Young.
(4)	Comprises of 75,000 shares of our common stock held by Jay Stubina, 6337708 Canada Inc., a corporation duly formed and existing under the laws of Canada and controlled by Jay Stubina.
(5)	Includes 12,500 shares of common stock underlying a warrant that is exercisable within 60 days of May 11, 2017.
(6)	Includes 62,500 shares of common stock underlying warrants that are exercisable within 60 days of May 11, 2017.

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COMPENSATION DISCUSSION AND ANALYSIS

As of the date of this Information Statement, the Company does not have a formal compensation committee, and there is no charter for a compensation committee or any policy in place with regard to consideration of executive compensation matters. The decisions with respect to our executive officer compensation, including the compensation of our named executive officers, are made by the Chief Executive Officer in consultation with our Board (except with respect to his own compensation). The Board makes the final decisions with respect to all executive officer compensation decisions.

Summary Compensation Table

The following tables set forth certain information about compensation paid, earned or accrued for services by our President and all other executive officers in the fiscal years ended February 28, 2017 and February 29, 2016:

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(2)	Option Awards ($)	All Other Compensation ($)	Total ($)
Daniel Solomita	2017	$180,000	$5,500,000	$–	$19,500	$5,699,500
President, Chief Executive Officer, and Chairman of the Board	2016	$180,000	$–	$–	$–	$180,000

Cesar Contla (1)	2017	$48,299	$–	$183,000	$–	$231,299
Chief Financial Officer	2016	$–	$–	$–	$–	$–

__________

(1)

Served as Chief Financial Officer from July 5, 2016 until April 3, 2017, and served as Corporate Finance Controller, a non-executive officer position, until his departure with the Company on June 2, 2017.

(2)

For valuation purposes, the dollar amount shown represents the aggregate award date fair value of awards made in fiscal years ended February 28, 2017 and February 29, 2016 computed in accordance with FASB ASC Topic 718, “Stock Compensation”. The fair value is calculated based on the closing price of the common stock on the grant dates. The number of shares granted, the grant date, and the market price of such shares for each Named Executive Officer is set forth below.

Executive Officer Employment Contracts and Payments upon Termination or Change-in-Control

Daniel Solomita

On June 29, 2015, the Company entered into an employment agreement, with no term, with Daniel Solomita, our President and Chief Executive Officer, such agreement referred to as the Solomita Employment Agreement. On February 15, 2016, the Company amended the employment agreement, pursuant to which, the Company issued to Mr. Solomita one share of our Series A Preferred Stock in exchange for Mr. Solomita agreeing not to terminate his employment with us for a period of five years from the date of the amendment.

Pursuant to the Solomita Employment Agreement, Mr. Solomita receives an annual base salary of $180,000 and participates in the Company’s employee benefit plans. In addition, Mr. Solomita is entitled to receive an annual bonus pursuant to a unique or general plan established by us, reimbursement for reasonable monthly cell phone, mobile internet, and home office internet costs, and reimbursement for car, commuting and club membership costs.

In addition, Mr. Solomita is eligible to receive a bonus of up to 4,000,000 shares of Common Stock, of which, Mr. Solomita has already earned and received 1,000,000 shares. The remaining 3,000,000 shares of Common Stock will be issued to Mr. Solomita upon the occurrence of certain milestones as follows:

•	1,000,000 shares will be issued to Mr. Solomita when the Company executes a contract for a minimum quantity of 25,000 MT of PTA/MEG or a PET;

•	1,000,000 shares will be issued to Mr. Solomita when the Company’s first full-scale production facility is in commercial operation; and

•	1,000,000 shares will be issued to Mr. Solomita when the Company’s second full-scale production facility is in commercial operation.

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In lieu of shares, Mr. Solomita may elect to receive options or warrants to purchase the same number of shares.

In the event of a “Change of Control” (as defined in the Solomita Employment Agreement), all of Mr. Solomita’s unvested options, shares, or other equity will immediately vest, and Mr. Solomita will be entitled to a one-time lump sum payment equal to 12 months of his then-current base salary.

If Mr. Solomita’s employment is terminated by us or a successor entity without “Cause” (as defined in the Solomita Employment Agreement) or by Mr. Solomita’s “Resignation for Good Reason” (as defined in the Solomita Employment Agreement) prior to a Change of Control or more than 12 months following a Change of Control, Mr. Solomita will receive: (i) continued payment of his base salary for a period equal to 24 months plus an additional month per completed year of service, to a maximum of 36 months, such period the Salary Continuance Period, (ii) continued benefit coverage (including, if applicable, reimbursement of his premium cost for continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or the California Continuation of Benefits Replacement Act of 1997, as amended, whichever is applicable) for the lesser of the Salary Continuance Period or that number of months until Mr. Solomita becomes eligible for reasonably comparable benefits under any future employer’s health insurance plan; (iii) payment of 100% of Mr. Solomita’s then-current discretionary cash bonus at target and payment of such bonus at target for the Salary Continuation Period; (iv) accelerated vesting as to 50% of his then-unvested option shares if any, and (v) reimbursement for up to $10,000 of expenses incurred in obtaining new employment, provided Mr. Solomita submits evidence that is satisfactory to us that the amount involved was expended and related to obtaining new employment.

For the purposes of the Solomita Employment Agreement, “Cause” means any grounds entitling the Board to summarily dismiss Mr. Solomita.

For purposes of the Solomita Employment Agreement, “Resignation for Good Reason” means, Mr. Solomita’s resignation as a result of, and within 30 days following, (i) a change in Mr. Solomita’s position such that he is not a corporate officer of the company (or a successor company in the event of a Change of Control), (ii) a significant and substantial reduction in Mr. Solomita’s job, duties, or responsibilities in a manner that is substantially and materially inconsistent with the position, duties, or responsibilities held by Mr. Solomita immediately before such reduction, (iii) any reduction in Mr. Solomita’s base salary other than in connection with and consistent with a general reduction of all officer base salaries; or (iv) a relocation of Mr. Solomita’s work location to a location more than 50 kilometers away from the current location provided such change increases Mr. Solomita’s commute by 25 kilometers or 30 minutes.

The Solomita Employment Agreement prohibits Mr. Solomita from engaging in certain activities which compete with the Company’s business, seeking to recruit the Company’s employees or disclosing any of the Company’s trade secrets or otherwise confidential information. The foregoing description of the Solomita Employment Agreement is a summary and is qualified in its entirety by the text of the Solomita Employment Agreement, as amended, a copy of which is as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2017 filed with the Securities and Exchange Commission on May 30, 2017.

D. Jennifer Rhee

On March 17, 2017, the Company entered into an employment agreement dated April 3, 2017 and with no term, with D. Jennifer Rhee, our Chief Financial Officer, such agreement referred to as the Rhee Employment Agreement.

Pursuant to the Rhee Employment Agreement, Ms. Rhee receives an annual base salary of $300,000 and participates in the Company’s employee benefit plans. Ms. Rhee’s base salary will be reviewed in two years.

Pursuant to the Rhee Employment Agreement, Ms. Rhee received a warrant to purchase up to 400,000 shares of Common Stock at an exercise price of $5.25 per share, which warrant vests quarterly, in equal amounts, over 24 months beginning on April 3, 2017 and a warrant to purchase up to 150,000 shares of Common Stock at a strike price of $5.25 per share that will vest when certain milestones are achieved. In the event there is a “Change of Control” (as such term is defined in the Rhee Employment Agreement), the warrants, together with any other equity, shall immediately vest.

If Ms. Rhee’s employment is terminated by us or a successor entity without “Cause” or by Ms. Rhee’s “Resignation for Good Reason”, Ms. Rhee will receive continued payment of her base salary for a period equal to the greater of six months and one month per completed year of service.

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For the purposes of the Rhee Employment Agreement, “Cause” means a serious reason pursuant to Article 2094 of the Civil Code of Quebec, which shall include specified conditions described in the Rhee Employment Agreement. For purposes of the Rhee Employment Agreement, “Resignation for Good Reason” means, Ms. Rhee’s resignation as a result of, and within 30 days following, (i) a significant and substantial reduction in Ms. Rhee’s job, duties, or responsibilities in a manner that is substantially and materially inconsistent with the position, duties, or responsibilities held by Ms. Rhee immediately before such reduction, (ii) any reduction in Ms. Rhee’s base salary other than in connection with and consistent with a general reduction of all officer base salaries; or (iii) a relocation of Ms. Rhee’s work location to a location more than 50 kilometers away from the current location provided such change increases Ms. Rhee’s commute by 25 kilometers or 30 minutes. In each case, Ms. Rhee shall give written notice to the Company of such event and allow the Company a reasonable cure period.

The Rhee Employment Agreement prohibits Ms. Rhee from engaging in certain activities which compete with us, seeking to recruit its employees or disclosing any of its trade secrets or otherwise confidential information. The foregoing description of the Rhee Employment Agreement is a summary and is qualified in its entirety by the text of the Rhee Employment Agreement, a copy of which was filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended May 31, 2017 filed with the Securities and Exchange Commission on July 14, 2017.

Other Employee Benefits and Perquisites and Retirement Plans

The Company offers a number of benefits to our employees, including our executive officers, including vacation, medical, dental and vision insurance, long-term and short-term disability insurance, and life and accidental death and dismemberment insurance.

Principal Accounting Fees and Services

No accountant is being selected or recommended for the year ended February 28, 2018. The principal accountant for the Company for the year ended February 28, 2017 was Weinberg & Company, P.A.

The following table presents fees paid or to be paid for professional audit and other services rendered by Weinberg & Company in connection with the audit of our annual financial statements for the years ended February 28, 2017 and February 29, 2016:

	Year Ended
	February 28, 2017	February 29, 2016

Audit Fees(1)	$87,708	$46,250
Audit-Related Fees
Tax Fees	14,249	--
All Other Fees

Total All Fees	$101,957	$46,250

____________

(1)	Audit Fees consisted of fees billed for professional services rendered for the audit of the company’s annual financial statements.

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ACTION 2:

APPROVAL OF THE COMPANY’S 2017 EQUITY INCENTIVE PLAN

The Company’s 2017 Equity Incentive Plan, referred to as the 2017 Plan, was adopted by the Board on June 30, 2017 and approved by the holders of a majority of the voting power of the Company’s capital stock on June 30, 2017. This summary is not intended to be a complete description of all provisions of the 2017 Plan, and it is qualified by reference to the copy of the 2017 Plan filed as Exhibit A to this Information Statement. For further information about the 2017 Plan, please refer to the copy of the 2017 Plan filed herewith.

Plan Summary

The 2017 Plan became effective upon its adoption by the Board on June 30, 2017.

Purpose

The purposes of the 2017 Plan are to (i) attract and retain the best available personnel for positions of substantial responsibility, (ii) provide incentives to individuals who perform services for the Company, and (iii) promote the success of the Company’s business.

Eligibility

The 2017 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to our employees and any parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares to our employees, directors and consultants and our parent and subsidiary corporations’ employees and consultants.

Share Reserve

The total number of shares of Common Stock reserved for issuance under the 2017 Plan is equal to 3,000,000 shares. The number of shares available for issuance under the 2017 Plan will also include an annual increase on the first day of each fiscal year, starting with the fiscal year ending February 28, 2019, equal to the least of:

•	1,500,000 shares;

•	5% of the outstanding shares of common stock as of the last day of our immediately preceding fiscal year; or

•	such lesser amount determined by the administrator.

Generally, if an award expires or becomes unexercisable without having been exercised in full, is surrendered under an exchange program, or, with respect to restricted stock, restricted stock units, performance units or performance shares, is forfeited to or repurchased by us due to failure to vest, the unpurchased shares (or for awards other than options or stock appreciation rights, the forfeited or repurchased shares) that were subject to such awards will become available for future grant or sale under the 2017 Plan (unless it has terminated). With respect to stock appreciation rights, only shares actually issued will cease to be available. Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale. To the extent an award is paid out in cash rather than shares, such cash payment will not reduce the number of shares available for issuance.

Plan Administration

The Board or a committee appointed by our Board administers our 2017 Plan. Different committees may administer the 2017 Plan with respect to different groups of service providers. To make grants to certain officers and key employees, the members of the committee must qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act. In the case of awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code (“Section 162(m)”), such awards must be granted and administered by a committee consisting of two or more “outside directors” within the meaning of Section 162(m).

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Subject to the provisions of the 2017 Plan, the administrator generally has the power to make all determinations deemed necessary or advisable for administering the 2017 Plan. The administrator has the power to determine the terms of awards, including the exercise price, the number of shares subject to each such award, the time when awards may be exercised, and the form of consideration payable upon exercise. The administrator also has the authority to amend awards, to implement an exchange program under which (i) outstanding awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) participants have the opportunity to transfer any outstanding awards to a financial institution or other person or entity selected by the administrator, (iii) and/or the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, determinations, and interpretations are final and binding on all participants and any other holders of awards.

Non-Employee Director Limitations

No non-employee director may be granted, in any fiscal year, awards with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of greater than $500,000, increased to $1,000,000 in connection in connection with his or her initial service. Any awards granted to an individual while he or she was an employee, or while he or she was a consultant but not an outside director, will not count for purposes of these limitations.

Options

Options may be granted under our 2017 Plan. Subject to the provisions of our 2017 Plan, the administrator determines the terms and conditions of options. The per share exercise price of any option generally must be at least 100% of the fair market value of a share of our common stock on the date of grant, and the term of an incentive stock option may not be more than 10 years. However, with respect to any incentive stock option granted to an individual who owns 10% of the voting power of all classes of stock of our company or any of its parent or subsidiary corporations, the term of such option must not exceed 5 years, and the per share exercise price of such incentive stock option must be at least 110% of the fair market value of a share of our common stock on the grant date. After a participant’s service terminates, he or she generally may exercise the vested portion of his or her option for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for 3 months following the termination of service. However, in no event may an option be exercised later than the expiration of its term.

Stock Appreciation Rights

Stock appreciation rights may be granted under our 2017 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Subject to the provisions of our 2017 Plan, the administrator determines the terms and conditions of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash, shares of our common stock, or a combination of both. The per share exercise price of a stock appreciation right must be at least 100% of the fair market value per share on the date of grant, and the term of a stock appreciation right may not be more than 10 years. After a participant’s service terminates, he or she generally may exercise the vested portion of his or her stock appreciation right for the period of time stated in his or her option agreement. However, in no event may a stock appreciation right be exercised later than the expiration of its term.

Restricted Stock Awards

Restricted stock may be granted under our 2017 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us), and the administrator has the discretion to accelerate the time at which any restrictions will lapse or be removed. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units

Restricted stock units may be granted under our 2017 Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. The administrator determines the terms and conditions of restricted stock units including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. The administrator has the discretion to accelerate the time at which any restrictions will lapse or be removed.

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Performance Units and Performance Shares

Performance units and performance shares may be granted under our 2017 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance objectives established by the administrator are achieved or the awards otherwise vest. The administrator will establish organizational or individual performance objectives in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The administrator has the discretion to reduce or waive any performance objectives or other vesting provisions for performance units or performance shares. Performance units will have an initial dollar value established by the administrator on or before to the grant date. Performance shares will have an initial value equal to the fair market value of our common stock on the grant date. The administrator has the discretion to pay earned performance units or performance shares in the form of cash, shares, or in some combination of both.

Transferability of Awards

Unless the administrator provides otherwise, our 2017 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Certain Adjustments

If there are certain changes in our capitalization, the administrator will adjust the number and class of shares that may be delivered under the 2017 Plan; the number, class, and price of shares covered by each outstanding award; and the numerical share limits contained in the 2017 Plan.

Dissolution or Liquidation

If there is a proposed liquidation or dissolution of our company, the administrator will notify participants as soon as practicable before the effective date of such event and all awards, to the extent that they have not been previously exercised, will terminate immediately before the consummation of such event.

Merger or Change in Control

Our 2017 Plan provides that if there is a merger or “change in control” (as defined under the 2017 Plan) of our company, each outstanding award will be treated as the administrator determines. The administrator is not obligated to treat all awards, all awards held by a participant, or all awards of the same type, similarly. If the successor corporation does not assume or substitute an equivalent award for any outstanding award, then such award will fully vest, all restrictions on such award will lapse, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any of our subsidiaries or parents, as applicable, and the administrator will notify participants that awards will become fully exercisable, if applicable, for a specified period before the transaction. The award will then terminate upon the expiration of the specified period of time.

With respect to awards held by a non-employee director, in the event of a “change in control” and unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any of our subsidiaries or parents, as applicable the non-employee director will fully vest in and have the right to exercise his or her options and/or stock appreciation rights, all restrictions on his or her restricted stock and restricted stock units will lapse, and, with respect to performance units and performance shares, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met in the event.

Forfeiture Events

All awards under the 2017 Plan will be subject to recoupment under any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which the our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws. In addition, the administrator may impose such other clawback, recovery or recoupment provisions in an award agreement as the administrator determines necessary or appropriate, including but not limited to a reacquisition right regarding previously acquired shares or other cash or property. The administrator may specify in an award agreement under our 2017 Plan that a participant’s rights, payments, and benefits with respect to an award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an award. Such events may include, but are not limited to, termination of such participant’s status as service provider for cause or any specified action or inaction by a participant, whether before or after such termination of service, that would constitute cause for termination of such participant’s status as a service provider.

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Plan Amendments and Termination

Our 2017 Plan will automatically terminate in 2027, unless we terminate it sooner. In addition, our administrator has the authority to amend, suspend, or terminate our 2017 Plan, but such action will not impair the rights of any participant without his or her written consent.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2017 Plan. The summary is based on existing U.S. laws and regulations as of the record date, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options

A participant recognizes no taxable income for federal income tax purposes as a result of the grant or exercise of an option that qualifies as incentive stock option under Section 422 of the Code. If a participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the participant will recognize a capital gain or loss equal to the difference between the sale price of the shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of such shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the shares are disposed of in a transaction in which the participant would not recognize a loss (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by the company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for alternative minimum tax purposes.

Nonstatutory Stock Options

A participant generally recognizes no taxable income as the result of the grant of a nonstatutory stock option. However, upon exercising the option, the participant normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the shares acquired by the exercise of a nonstatutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss. No tax deduction is available to the company with respect to the grant of a nonstatutory stock option or the sale of the shares acquired through the exercise of the nonstatutory stock option.

Stock Appreciation Rights

In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

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Restricted Stock Awards

A participant acquiring shares of restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect pursuant to Section 83(b) of the Code to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Unit Awards

There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of the shares issued to and/or the cash received by such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Performance Shares and Performance Unit Awards

A participant generally will recognize no income upon the grant of a performance share or a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A of the Code

Section 409A of the Code (“Section 409A”) provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under our 2017 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Company Deduction and Section 162(m)

We generally will be entitled to a tax deduction in connection with an award under our 2017 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option) except to the extent such deduction is limited by applicable provisions of the Code. Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance.

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ADDITIONAL INFORMATION

The Company is subject to informational requirements of the Exchange Act, and in accordance therewith, the Company files periodic reports, documents, and other information with the Securities and Exchange Commission (“SEC”) relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 201549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement may contain “forward-looking statements,” as defined in the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of such terms and other comparable terminology. These forward-looking statements include, without limitation, statements about our market opportunity, our strategies, ability to improve and expand our capabilities, competition, expected activities and expenditures as we pursue our business plan, the adequacy of our available cash resources, regulatory compliance, plans for future growth and future operations, and the size of our addressable market and market trends. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Actual results may differ materially from the predictions discussed in these forward-looking statements. The economic environment within which we operate could materially affect our actual results. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. These risks and other factors include, but are not limited to, those listed under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Critical Accounting Policies and Estimates” included in our most recent Annual Report on Form 10-K filed with the SEC and the description of material changes thereto, if any, included in our Quarterly Reports on Form 10-Q or subsequent filings with the SEC. Additional factors that could materially affect these forward-looking statements and/or predictions include, among other things: (i) commercialization of our technology and products, (ii) development and protection of our intellectual property and products, (iii) our need for and ability to obtain additional financing, (iv) industry competition, (v) regulatory and other legal compliance, (vi) the exercise of the control over us by Daniel Solomita, our President and Chief Executive Officer, Chairman of the Board of Directors, and majority stockholder, (vii) other factors over which we have little or no control, and (viii) other factors discussed in our filings with the SEC.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this Information Statement, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We disclaim any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Information Statement, which means that we can disclose important information to you by referring you to other documents that we have filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement. This Information Statement incorporates by reference the following documents:

1.	our Annual Report on Form 10-K for the year ended February 28, 2017, filed with the SEC on May 30, 2017;

2.	our Current Report on Form 8-K filed with the SEC on June 30, 2017; and

3.	our Quarterly Report on Form 10-Q for the quarter ended May 31, 2017, filed with the SEC on July 14, 2017.

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EXHIBIT A

LOOP INDUSTRIES, INC.

2017 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to the related issuance of shares of Common Stock, including but not limited to under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event shall not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

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(ii) Change in Effective Control of the Company. A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by a duly authorized committee of the Board, in accordance with Section 4 hereof.

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means Loop Industries, a Nevada corporation, or any successor thereto.

(k) “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

(l) “Director” means a member of the Board.

(m) “Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

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(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(q) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system (other than an over-the counter market, which will not be considered an established stock exchange of national market system for the purposes of this definition), including without limitation the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last trading date such closing sales price was reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(r) “Fiscal Year” means the fiscal year of the Company.

(s) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

(t) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(u) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v) “Option” means a stock option granted pursuant to the Plan.

(w) “Outside Director” means a Director who is not an Employee.

(x) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(y) “Participant” means the holder of an outstanding Award.

(z) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(aa) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

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(bb) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(cc) “Plan” means this 2017 Equity Incentive Plan.

(dd) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(ee) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ff) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(gg) “Section 16(b)” means Section 16(b) of the Exchange Act.

(hh) “Securities Act” means the Securities Act of 1933, as amended.

(ii) “Service Provider” means an Employee, Director or Consultant.

(jj) “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

(kk) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(ll) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter exist-ing, as defined in Code Section 424(f).

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 15 of the Plan and the automatic increase set forth in Section 3(b), the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is 3,000,000 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

(b) Automatic Share Reserve Increase. Subject to the provisions of Section 15 of the Plan, the number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the Company’s Fiscal Year ending February 28, 2019, in an amount equal to the least of (i) 1,500,000 Shares, (ii) five percent (5%) of the outstanding Shares on the last day of the immediately preceding Fiscal Year, or (iii) such number of Shares determined by the Administrator.

(c) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholdings related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Sections 3(b) and 3(c).

(d) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

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4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which Committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) to institute and determine the terms and conditions of an Exchange Program;

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(ix) to modify or amend each Award (subject to Section 20(c) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards; provided, however, that in no case will an Option or Stock Appreciation Right be extended beyond its original maximum term;

(x) to allow Participants to satisfy tax withholding obligations in a manner prescribed in Section 15(d);

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(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) to temporarily suspend the exercisability of an Award if the Administrator deems such suspension to be necessary or appropriate for administrative purposes;

(xiii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.

5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options in such amounts as the Administrator, in its sole discretion, will determine.

(b) Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(c), Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and the calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder.

(d) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(e) Option Exercise Price and Consideration.

(i) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, subject to the following:

(1) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

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(B) granted to any Employee other than an Employee described in paragraph 0 immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(3) Notwithstanding the foregoing provisions of this Section 6(e), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note; to the extent permitted by Applicable Laws; (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(f) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

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(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.

(c) Exercise Price and Other Terms. The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 7(f) will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(d) relating to the maximum term and Section 6(f) relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised. At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

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8. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 8 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

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(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11. Outside Director Limitations. No Outside Director may be granted, in any Fiscal Year, Awards with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of more than $500,000, increased to $1,000,000 in connection with his or her initial service. Any Awards granted to an individual while he or she was an Employee, or while he or she was a Consultant but not an Outside Director, will not count for purposes of the limitations under this Section 11.

12. Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. In no event will the Company have any obligation under the terms of this Plan to reimburse a Participant for any taxes or other costs that may be imposed on Participant as a result of Section 409A.

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13. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14. Limited Transferability of Awards.

Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

15. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, and the numerical Share limits of Sections 3 and 11.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this subsection 15(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

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For the purposes of this subsection 15(c) and subsection 15(d), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit, or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 15(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 15(c) to the contrary, and unless otherwise provided in an Award Agreement, if an Award that vests, is earned or paid-out under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

(d) Outside Director Awards. In the event of a Change in Control, with respect to Awards granted to an Outside Director, the Outside Directors will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable.

16. Tax Withholding.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligation is due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by such methods as the Administrator shall determine, including, without limitation, (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion, (iii) delivering to the Company already-owned Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld, or (v) any combination of the foregoing methods of payment. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

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17. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or its Subsidiaries or Parents, as applicable, nor will they interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

18. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19. Term of Plan. Subject to Section 23 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 20 of the Plan.

20. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

22. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or foreign law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

23. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

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24. Forfeiture Events.

(a) All Awards under the Plan will be subject to recoupment under any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws. In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Administrator determines necessary or appropriate, including but not limited to a reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 24 is specifically mentioned and waived in an Award Agreement or other document, no recovery of compensation under a clawback policy or otherwise will be an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or a Subsidiary, Parent, or Affiliate of the Company.

(b) The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but will not be limited to, termination of such Participant’s status as Service Provider for cause or any specified action or inaction by a Participant, whether before or after such termination of service, that would constitute cause for termination of such Participant’s status as a Service Provider.

Adopted by the Board: June 30, 2017

Adopted by the Stockholders: June 30, 2017

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LOOP INDUSTRIES, INC.

2017 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Loop Industries, Inc. 2017 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Stock Option Agreement including the Notice of Stock Option Grant (the “Notice of Grant”), the Terms and Conditions of Stock Option Grant, and the exhibits attached thereto (all together, the “Option Agreement”).

NOTICE OF STOCK OPTION GRANT

Participant Name:

Address:

The undersigned Participant has been granted an Option to purchase Common Stock of Loop Industries (the “Company”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Granted:

Total Exercise Price:	$

Type of Option:		Incentive Stock Option
Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule:

Subject to accelerated vesting as set forth below or in the Plan, this Option will be exercisable, in whole or in part, in accordance with the following schedule:

[Twenty-five percent (25%) of the Shares subject to the Option shall vest on the one (1) year anniversary of the Vesting Commencement Date, and one forty-eighth (1/48th) of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Participant continuing to be a Service Provider through each such date.]

Termination Period:

This Option will be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option will be exercisable for twelve (12) months after Participant ceases to be a Service Provider. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 15 of the Plan.

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Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of this Option and the Option Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	LOOP INDUSTRIES

Signature	Signature

Print Name	Print Name

Title

Address:

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EXHIBIT A

TERMS AND CONDITIONS OF STOCK OPTION GRANT

1. Grant of Option. The Company hereby grants to the individual (the “Participant”) named in the Notice of Stock Option Grant of this Option Agreement (the “Notice of Grant”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), subject to all of the terms and conditions in this Option Agreement and the Plan, which is incorporated herein by reference. Subject to Section 20(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan will prevail.

(a) For U.S. taxpayers, the Option will be designated as either an Incentive Stock Option (“ISO”) or a Nonstatutory Stock Option (“NSO”). If designated in the Notice of Grant as an ISO, this Option is intended to qualify as an ISO under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). However, if this Option is intended to be an ISO, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it will be treated as an NSO. Further, if for any reason this Option (or portion thereof) will not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan. In no event will the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO. For purposes of this Option Agreement, the term “U.S. taxpayer” shall be construed to mean an individual subject to U.S. federal income taxation, as determined by the Administrator in its sole discretion but subject to the determination of the U.S. Internal Revenue Service or any other applicable U.S. federal or state authority, including but not limited to as a result of such individual’s citizenship, any location at which such individual performs services, or the location and/or tax jurisdiction of any Service Recipient (as defined below) to which such individual provided or provides services.

(b) For non-U.S. taxpayers, the Option will be designated as an NSO.

2. Vesting Schedule. Except as provided in Section 3, the Option awarded by this Option Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Shares scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Option Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.

3. Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Option at any time, subject to the terms of the Plan. If so accelerated, such Option will be considered as having vested as of the date specified by the Administrator.

4. Exercise of Option.

(a) Right to Exercise. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

(b) Method of Exercise. This Option is exercisable by delivery of an exercise notice (the “Exercise Notice”) in the form attached as Exhibit A or in a manner and pursuant to such procedures as the Administrator may determine, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be completed by Participant and delivered to the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together and of any Tax Obligations (as defined in Section 6(a)). This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

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5. Method of Payment. Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant:

(a) cash in U.S. dollars;

(b) check designated in U.S. dollars;

(c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d) if Participant is a U.S. employee, surrender of other Shares which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares and that are owned free and clear of any liens, claims, encumbrances, or security interests, provided that accepting such Shares, in the sole discretion of the Administrator, will not result in any adverse accounting consequences to the Company.

6. Tax Obligations.

(a) Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) or Parent or Subsidiary to which Participant is providing services (together, the Company, Employer and/or Parent or Subsidiary to which the Participant is providing services, the “Service Recipient”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Option, including, without limitation, (i) all federal, state, and local taxes (including the Participant’s Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company or the Service Recipient or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (ii) the Participant’s and, to the extent required by the Company (or Service Recipient), the Company’s (or Service Recipient’s) fringe benefit tax liability, if any, associated with the grant, vesting, or exercise of the Option or sale of Shares, and (iii) any other Company (or Service Recipient) taxes the responsibility for which the Participant has, or has agreed to bear, with respect to the Option (or exercise thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. Participant further acknowledges that the Company and/or the Service Recipient (A) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends or other distributions, and (B) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Service Recipient (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Tax Obligations hereunder at the time of the applicable taxable event, Participant acknowledges and agrees that the Company may refuse to issue or deliver the Shares.

(b) Tax Withholding. When the Option is exercised, Participant generally will recognize immediate U.S. taxable income if Participant is a U.S. taxpayer. If Participant is a non-U.S. taxpayer, Participant will be subject to applicable taxes in his or her jurisdiction. Pursuant to such procedures as the Administrator may specify from time to time, the Company and/or Service Recipient shall withhold the amount required to be withheld for the payment of Tax Obligations. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such Tax Obligations, in whole or in part (without limitation), if permissible by applicable local law, by (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a fair market value equal to the minimum amount that is necessary to meet the withholding requirement for such Tax Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences), (iii) withholding the amount of such Tax Obligations from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Service Recipient, (iv) delivering to the Company already vested and owned Shares having a fair market value equal to such Tax Obligations, or (v) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount that is necessary to meet the withholding requirement for such Tax Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences). To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any Tax Obligations by reducing the number of Shares otherwise deliverable to Participant. Further, if Participant is subject to tax in more than one jurisdiction between the Date of Grant and a date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges and agrees that the Company and/or the Service Recipient (and/or former employer, as applicable) may be required to withhold or account for tax in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Tax Obligations hereunder at the time of the Option exercise, Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such amounts are not delivered at the time of exercise.

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(c) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Participant will immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

(d) Code Section 409A. Under Code Section 409A, a stock right (such as the Option) that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the fair market value of an underlying share on the date of grant (a “discount option”) may be considered “deferred compensation.” A stock right that is a “discount option” may result in (i) income recognition by the recipient of the stock right prior to the exercise of the stock right, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to the recipient of the stock right. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the fair market value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the fair market value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

7. Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

8. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW IS AT THE WILL OF THE COMPANY (OR THE SERVICE RECIPIENT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE SERVICE RECIPIENT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.

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9. Nature of Grant. In accepting the Option, Participant acknowledges, understands and agrees that:

(a) the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

(b) all decisions with respect to future option or other grants, if any, will be at the sole discretion of the Company;

(c) Participant is voluntarily participating in the Plan;

(d) the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(e) the Option and Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(f) the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;

(g) if the underlying Shares do not increase in value, the Option will have no value;

(h) if Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

(i) for purposes of the Option, Participant’s engagement as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not such termination is later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Option Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, (i) Participant’s right to vest in the Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant would not be considered to be actively providing services during any period of notice or pay in lieu of notice which Participant receives or to which Participant claims to be entitled under contract, civil law or common law or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time and except as may be expressly required by applicable employment standards legislation) and Participant will not be entitled to any damages in respect of the Option in respect of such period, whether pursuant to contract, common law, or civil law; and (ii) the period (if any) during which Participant may exercise the Option after such termination of Participant’s engagement as a Service Provider will commence on the date Participant ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or terms of Participant’s engagement agreement, if any; the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of his or her Option grant (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);

(j) unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Option Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

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(k) the following provisions apply only if Participant is providing services outside the United States:

(i)	the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose;

(ii)

Participant acknowledges and agrees that none of the Company, the Service Recipient, or any Parent or Subsidiary shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Participant pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise; and

(iii)

no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the termination of Participant’s engagement as a Service Provider (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Option to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, any Parent, any Subsidiary or the Service Recipient, waives his or her ability, if any, to bring any such claim, and releases the Company, any Parent or Subsidiary and the Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.

10. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

11. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Option Agreement and any other Option grant materials by and among, as applicable, the Employer or other Service Recipient, the Company and any Parent or Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data will be transferred to a stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her engagement as a Service Provider and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Options or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

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12. Address for Notices. Any notice to be given to the Company under the terms of this Option Agreement will be addressed to the Company at Loop Industries, Inc., 480 Fernand Poitras Terrebonne, Quebec, Canada J6Y 1Y4 or at such other address as the Company may hereafter designate in writing.

13. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.

14. Successors and Assigns. The Company may assign any of its rights under this Option Agreement to single or multiple assignees, and this Option Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Option Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Option Agreement may only be assigned with the prior written consent of the Company.

15. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or non-U.S. law, the tax code and related regulations or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the purchase by, or issuance of Shares, to Participant (or his or her estate) hereunder, such purchase or issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. Subject to the terms of the Option Agreement and the Plan, the Company shall not be required to issue any certificate or certificates for Shares hereunder prior to the lapse of such reasonable period of time following the date of exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience.

16. Language. If Participant has received this Option Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

17. Interpretation. The Administrator will have the power to interpret the Plan and this Option Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares subject to the Option have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Option Agreement.

18. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Option awarded under the Plan or future options that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

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19. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Option Agreement.

20. Agreement Severable. In the event that any provision in this Option Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Option Agreement.

21. Amendment, Suspension or Termination of the Plan. By accepting this Option, Participant expressly warrants that he or she has received an Option under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

22. Governing Law and Venue. This Option Agreement will be governed by the laws of Nevada, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Option or this Option Agreement, the parties hereby submit to and consent to the jurisdiction of the State of Nevada, and agree that such litigation will be conducted in the courts of Nevada, or the federal courts for the United States for the District of Nevada, and no other courts, where this Option is made and/or to be performed.

23. Country Addendum. Notwithstanding any provisions in this Option Agreement, this Option shall be subject to any special terms and conditions set forth in the appendix (if any) to this Option Agreement for Participant’s country (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum constitutes part of this Option Agreement.

24. Modifications to the Agreement. This Option Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Option Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Option Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Option Agreement, the Company reserves the right to revise this Option Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Code Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection with the Option.

25. No Waiver. Either party’s failure to enforce any provision or provisions of this Option Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Option Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

26. Tax Consequences. Participant has reviewed with its own tax advisors the U.S. federal, state, local and non-U.S. tax consequences of this investment and the transactions contemplated by this Option Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Option Agreement.

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EXHIBIT B

LOOP INDUSTRIES, INC.

2017 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Loop Industries, Inc.

480 Fernand Poitras Terrebonne

Quebec, Canada J6Y 1Y4

Attention: Stock Administration

1. Exercise of Option. Effective as of today, ________________, _____, the undersigned (“Purchaser”) hereby elects to purchase ______________ shares (the “Shares”) of the Common Stock of Loop Industries (the “Company”) under and pursuant to the 2017 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement, dated ________ and including the Notice of Grant, the Terms and Conditions of Stock Option Grant, and exhibits attached thereto (the “Option Agreement”). The purchase price for the Shares will be $_____________, as required by the Option Agreement.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares and any Tax Obligations (as defined in Section 6(a) of the Option Agreement) to be paid in connection with the exercise of the Option.

3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 15 of the Plan.

5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This Option Agreement is governed by the internal substantive laws, but not the choice of law rules, of Nevada.

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Submitted by:	Accepted by:

PURCHASER LOOP	INDUSTRIES, INC.

Signature	Signature

Print Name	Print Name

Address:
Title

Date Received

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LOOP INDUSTRIES, INC.

2017 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

Unless otherwise defined herein, the terms defined in the Loop Industries, Inc. 2017 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Restricted Stock Unit Agreement which includes the Notice of Restricted Stock Unit Grant (the “Notice of Grant”), Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A, and all appendices and exhibits attached thereto (the “Award Agreement”).

NOTICE OF RESTRICTED STOCK UNIT GRANT

Participant Name:

Address:

The undersigned Participant has been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number:

Date of Grant:

Vesting Commencement Date:

Number of Restricted Stock Units:

Vesting Schedule:

Subject to any acceleration provisions contained in the Plan or set forth below, the Restricted Stock Units will vest in accordance with the following schedule:

[Twenty-five percent (25%) of the Restricted Stock Units will vest on the one (1) year anniversary of the Vesting Commencement Date, and twenty-five percent (25%) of the Restricted Stock Units will vest each year thereafter on the same day as the Vesting Commencement Date, subject to Participant continuing to be a Service Provider through each such date.]

In the event Participant ceases to be a Service Provider for any or no reason before Participant vests in the Restricted Stock Units, the Restricted Stock Units and Participant’s right to acquire any Shares hereunder will immediately terminate.

By Participant’s signature and the signature of the representative of Loop Industries, Inc. (the “Company”) below, Participant and the Company agree that this Award of Restricted Stock Units is granted under and governed by the terms and conditions of the Plan and this Award Agreement, including the Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A, all of which are made a part of this document. Participant acknowledges receipt of a copy of the Plan. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and this Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

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PARTICIPANT: LOOP	INDUSTRIES, INC.

Signature	Signature

Print Name	Print Name

Title

Address:

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EXHIBIT A

TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT GRANT

1. Grant of Restricted Stock Units. The Company hereby grants to the individual (the “Participant”) named in the Notice of Grant of Restricted Stock Units of this Award Agreement (the “Notice of Grant”) under the Plan an Award of Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section 20(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail.

2. Company’s Obligation to Pay. Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 3 or 4, Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

3. Vesting Schedule. Except as provided in Section 4, and subject to Section 5, the Restricted Stock Units awarded by this Award Agreement will vest in accordance with the vesting schedule set forth in the Notice of Grant, subject to Participant continuing to be a Service Provider through each applicable vesting date.

4. Payment after Vesting.

(a) General Rule. Subject to Section 8, any Restricted Stock Units that vest will be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in whole Shares. Subject to the provisions of Section 4(b), such vested Restricted Stock Units shall be paid in whole Shares as soon as practicable after vesting, but in each such case within sixty (60) days following the vesting date. In no event will Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement.

(b) Acceleration.

(i) Discretionary Acceleration. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock Units at any time, subject to the terms of the Plan. If so accelerated, such Restricted Stock Units will be considered as having vested as of the date specified by the Administrator. If Participant is a U.S. taxpayer, the payment of Shares vesting pursuant to this Section 4(b) shall in all cases be paid at a time or in a manner that is exempt from, or complies with, Section 409A. The prior sentence may be superseded in a future agreement or amendment to this Award Agreement only by direct and specific reference to such sentence. For purposes of this Award Agreement, the term “U.S. taxpayer” shall be construed to mean an individual subject to U.S. federal income taxation, as determined by the Administrator in its sole discretion but subject to the determination of the U.S. Internal Revenue Service or any other applicable U.S. federal or state authority, including but not limited to as a result of such individual’s citizenship, any location at which such individual performs services, or the location and/or tax jurisdiction of any Service Recipient (as defined below) to which such individual provided or provides services.

(ii) Notwithstanding anything in the Plan or this Award Agreement or any other agreement (whether entered into before, on or after the Date of Grant), if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Participant’s termination as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to Participant’s death, and if (x) Participant is a U.S. taxpayer and a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination as a Service Provider, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of Participant’s termination as a Service Provider, unless Participant dies following his or her termination as a Service Provider, in which case, the Restricted Stock Units will be paid in Shares to Participant’s estate as soon as practicable following his or her death.

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(c) Section 409A. It is the intent of this Award Agreement that it and all payments and benefits to U.S. taxpayers hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to be so exempt or so comply. Each payment payable under this Award Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2). However, in no event will the Company reimburse Participant, or be otherwise responsible for, any taxes or costs that may be imposed on Participant as a result of Section 409A. For purposes of this Award Agreement, “Section 409A” means Section 409A of the Code, and any final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.

5. Forfeiture Upon Termination as a Service Provider. Notwithstanding any contrary provision of this Award Agreement, if Participant ceases to be a Service Provider for any or no reason, the then-unvested Restricted Stock Units awarded by this Award Agreement will thereupon be forfeited at no cost to the Company and Participant will have no further rights thereunder.

6. Tax Consequences. Participant has reviewed with his or her own tax advisors the U.S. federal, state, local and non-U.S. tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

7. Death of Participant. To the extent permitted by Applicable Laws, any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

8. Tax Obligations

(a) Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) or Parent or Subsidiary to which Participant is providing services (together, the Company, Employer and/or Parent or Subsidiary to which the Participant is providing services, the “Service Recipient”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Restricted Stock Units, including, without limitation, (i) all federal, state, and local taxes (including the Participant’s Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company or the Employer or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (ii) the Participant’s and, to the extent required by the Company (or Service Recipient), the Company’s (or Service Recipient’s) fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Restricted Stock Units or sale of Shares, and (iii) any other Company (or Service Recipient) taxes the responsibility for which the Participant has, or has agreed to bear, with respect to the Restricted Stock Units (or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. Participant further acknowledges that the Company and/or the Service Recipient (A) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends or other distributions, and (B) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Service Recipient (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Tax Obligations hereunder at the time of the applicable taxable event, Participant acknowledges and agrees that the Company may refuse to issue or deliver the Shares.

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(b) Tax Withholding. When Shares are issued as payment for vested Restricted Stock Units, Participant generally will recognize immediate U.S. taxable income if Participant is a U.S. taxpayer. If Participant is a non-U.S. taxpayer, Participant will be subject to applicable taxes in his or her jurisdiction. Pursuant to such procedures as the Administrator may specify from time to time, the Company and/or Service Recipient shall withhold the amount required to be withheld for the payment of Tax Obligations. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such Tax Obligations, in whole or in part (without limitation), if permissible by applicable local law, by (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a fair market value equal to the minimum amount that is necessary to meet the withholding requirement for such Tax Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences), (iii) withholding the amount of such Tax Obligations from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Service Recipient, (iv) delivering to the Company already vested and owned Shares having a fair market value equal to such Tax Obligations, or (v) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount that is necessary to meet the withholding requirement for such Tax Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences). To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any Tax Obligations by reducing the number of Shares otherwise deliverable to Participant and, until determined otherwise by the Company, this will be the method by which such Tax Obligations are satisfied. Further, if Participant is subject to tax in more than one jurisdiction between the Date of Grant and a date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges and agrees that the Company and/or the Service Recipient (and/or former employer, as applicable) may be required to withhold or account for tax in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of such Tax Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 3 or 4, Participant will permanently forfeit such Restricted Stock Units and any right to receive Shares thereunder and such Restricted Stock Units will be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may refuse to deliver the Shares if such Tax Obligations are not delivered at the time they are due.

9. Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

10. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW IS AT THE WILL OF THE COMPANY (OR THE SERVICE RECIPIENT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK UNIT AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE SERVICE RECIPIENT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.

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11. Grant is Not Transferable. Except to the limited extent provided in Section 7, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

12. Nature of Grant. In accepting the grant, Participant acknowledges, understands and agrees that:

(a) the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;

(b) all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Company;

(c) Participant is voluntarily participating in the Plan;

(d) the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not intended to replace any pension rights or compensation;

(e) the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(f) the future value of the underlying Shares is unknown, indeterminable and cannot be predicted;

(g) for purposes of the Restricted Stock Units, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not such termination is later to be found invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, Participant’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant would not be considered to be actively providing services during any period of notice or pay in lieu of notice which Participant receives or to which Participant claims to be entitled under contract, civil law or common law or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time and except as may be expressly required by applicable employment standards legislation) and Participant will not be entitled to any damages in respect of the Restricted Stock Units in respect of such period, whether pursuant to contract, common law, or civil law; the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of the Restricted Stock Units grant (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);

(h) unless otherwise provided in the Plan or by the Company in its discretion, the Restricted Stock Units and the benefits evidenced by this Award Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

(i) the following provisions apply only if Participant is providing services outside the United States:

(i) the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purpose;

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(ii) Participant acknowledges and agrees that none of the Company, the Employer or any Parent or Subsidiary shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to Participant pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement; and

(iii) no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Restricted Stock Units to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, any Parent or Subsidiary or the Service Recipient, waives his or her ability, if any, to bring any such claim, and releases the Company, any Parent or Subsidiary and the Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.

13. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

14. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock Unit grant materials by and among, as applicable, the Employer, or other Service Recipient the Company and any Parent or Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data will be transferred to a stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, any stock plan service provider selected by the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her status as a Service Provider and career with the Service Recipient will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

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15. Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Loop Industries, Inc., 480 Fernand Poitras Terrebonne, Quebec, Canada J6Y 1Y4 or at such other address as the Company may hereafter designate in writing.

16. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

17. No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

18. Successors and Assigns. The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Award Agreement may only be assigned with the prior written consent of the Company.

19. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or non-U.S. law, the tax code and related regulations or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. Subject to the terms of the Award Agreement and the Plan, the Company shall not be required to issue any certificate or certificates for Shares hereunder prior to the lapse of such reasonable period of time following the date of vesting of the Restricted Stock Units as the Administrator may establish from time to time for reasons of administrative convenience.

20. Language. If Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

21. Interpretation. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

22. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

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23. Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Award of Restricted Stock Units under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

24. Modifications to the Award Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.

25. Governing Law; Venue; Severability. This Award Agreement and the Restricted Stock Units are governed by the internal substantive laws, but not the choice of law rules, of Nevada. For purposes of litigating any dispute that arises under these Restricted Stock Units or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of Nevada, and agree that such litigation will be conducted in the courts of Nevada, or the federal courts for the United States for the District of Nevada, and no other courts, where this Award Agreement is made and/or to be performed. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.

26. Entire Agreement. The Plan is incorporated herein by reference. The Plan and this Award Agreement (including the appendices and exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

27. Country Addendum. Notwithstanding any provisions in this Award Agreement, the Restricted Stock Unit grant shall be subject to any special terms and conditions set forth in the appendix (if any) to this Award Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum constitutes part of this Award Agreement.

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